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                                                                    EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 14th day of June, 2002, by and between Catalina Lighting, Inc., a Florida corporation (the "Company"), and Sun Catalina Holdings, LLC, a Delaware limited liability company (the "Purchaser").

         WHEREAS, the Company desires to issue and sell, and the Purchaser desires to purchase, shares of the Company's Common Stock, par value $.01 per share, upon the terms and subject to the conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                SALE AND PURCHASE

         SECTION 1.1. Sale and Issuance of Shares.

                     (a) At the Closing (as defined in Section 1.2(a)), and upon the terms and subject to the conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase and accept from the Company, 924,572 shares of Common Stock, par value $.01, of the Company (such shares, the "Shares"), for the aggregate purchase price of $5,001,937 ("Purchase Price"), representing a price per share of $5.41, payable as set forth in paragraph (b) below.

                     (b) The Purchase Price shall be payable in full by the surrender by the Purchaser to the Company of the Secured Junior Subordinated Note due 2006 of the Company in favor of the Purchaser, dated July 23, 2001 (the "Note"), upon which the Company will be forever released from all obligations and liabilities thereunder.

         SECTION 1.2. Closing.

                     (a) The closing of the purchase and sale of the Shares (the "Closing") shall take place at 4:00 p.m., local time, on the date hereof or at such other time and date as the parties hereto shall agree in writing, at the offices of Morgan, Lewis & Bockius LLP, One Oxford Centre, Thirty-Second Floor, Pittsburgh, Pennsylvania 15219 or at such other place as the parties hereto shall agree in writing.

                     (b) At the Closing, (i) the Purchaser shall surrender to the Company the Note, and (ii) the Company shall deliver to the Purchaser, against payment of the Purchase Price therefor, a certificate or certificates representing the Shares. The Shares shall be in definitive form and registered in the name of the Purchaser or its nominee or designee and in a single certificate or in such other denominations as the Purchaser shall request not later than one business day prior to the date of the Closing.

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                     (c)      Upon the Closing:

                         (i)   the Secured Obligations under and as defined in
the Security Agreement dated as of July 23, 2001 by and among the Company, the subsidiaries of the Company party thereto and the Purchaser (the "Security Agreement") shall be and have been fully and indefeasibly paid, the Security Agreement shall terminate as set forth therein, and the Purchaser shall execute and deliver to the Company all Uniform Commercial Code termination statements and similar documents which the Company shall reasonably request to evidence such termination;

                         (ii)  the Secured Obligations under and as defined in
the Pledge Agreement and Irrevocable Proxy dated as of July 23, 2001 by and between the Company and the Purchaser (the "Pledge Agreement") shall be and have been fully and indefeasibly paid, the Pledge Agreement shall terminate as set forth therein, and the Purchaser shall reassign and deliver to the Company such of the Pledged Collateral (as defined in the Pledge Agreement) as shall be held by it thereunder, together with appropriate instruments of reassignment and release;

                         (iii) the Secured Obligations under and as defined in
the Intellectual Property Security Agreement dated as of July 23, 2001 by and among the Company, the subsidiaries of the Company party thereto and the Purchaser (the "IP Security Agreement") shall be and have been fully and indefeasibly paid, the IP Security Agreement shall terminate as set forth therein, and the Purchaser shall execute and deliver to the Company all termination statements and similar documents which the Company shall reasonably request to evidence such termination; and

                         (iv)  the General and Continuing Guaranty dated as of
July 23, 2001 by the guarantors party thereto in favor of the Purchaser shall terminate and thereafter be of no further force and effect.

                     (d) The obligation of the Purchaser to purchase the Shares shall be contingent upon the amendment of the Registration Rights Agreement dated as of July 23, 2001 by and among the Company, the Purchaser, SunTrust Banks, Inc. and SunTrust Bank (the "Registration Rights Agreement"), to include the Shares in the definition of "Registrable Securities" thereunder, which amendment shall be in form and substance satisfactory to the Purchaser.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchaser as follows:

         SECTION 2.1. Authorization; Enforceability.

                     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite power and authority to own its properties and assets and to carry on its business as it is now being conducted. The

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Company is duly qualified to do business as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the Company.

                     (b) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any provision of the governing documents of the Company, or of any other material agreement or instrument to which the Company is a party or by which it is bound, or to which any of its properties or assets is subject, or of any applicable law. The Company has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         SECTION 2.2. Governmental and Other Third Party Consents. Except as required by applicable filing requirements of the Securities Exchange Act of 1934, as amended, or state securities laws and those consents that have already been obtained or made or those for which the failure to obtain would not have a material adverse effect on the Company, the Company is not required to obtain any consent from, or to make any declaration or filing with, any governmental authority or any other person in connection with the execution, delivery and performance of this Agreement, including, without limitation, the issuance, sale and delivery of the Shares as contemplated hereunder.

         SECTION 2.3. Validity and Issuance of Shares. The Shares have been duly authorized and when issued, delivered and paid for pursuant to the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company as follows:

         SECTION 3.1. Authorization; Enforceability; No Violations.

                     (a) The Purchaser is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the requisite power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Purchaser is duly qualified to do business as a foreign limited liability company in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the Purchaser.

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                     (b) The execution, delivery and performance by the
Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any provision of the governing documents of the Purchaser, or of any other material agreement or instrument to which the Purchaser is a party or by which it is bound, or to which any of its properties or assets is subject, or of any applicable law. The Purchaser has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        SECTION 3.2. Governmental and Other Third Party Consents. Except as required by applicable filing requirements of the Securities Exchange Act of 1934, as amended, or state securities laws and those consents that have already been obtained or made or those for which the failure to obtain would not have a material adverse effect on the Purchaser, the Purchaser is not required to obtain any consent from, or to make any declaration or filing with, any governmental authority or any other person in connection with the execution, delivery and performance of this Agreement, including, without limitation, the purchase of the Shares as contemplated hereunder.

        SECTION 3.3. Private Placement.

                     (a) The Purchaser understands that (i) the offering and sale of the Shares by the Company to the Purchaser are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) thereof, and (ii) there is no existing public or other market for the Shares.

                     (b) The Shares to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account and without a view to making a distribution thereof in violation of the Securities Act.

                     (c) The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares and the Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Shares.

                     (d) The Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

                     (e) The Purchaser, either alone or together with the Purchaser's advisors (if any), has read the Risk Factors previously provided by the Company to the Purchaser and attached hereto as Exhibit A, and understands the risks set forth therein as they relate to an investment in the Shares.

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        SECTION 3.4. Legends. The Purchaser understands that each certificate evidencing the Shares may bear any legend required by applicable state securities laws, and the following legend, at the discretion of the Company:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                                   ARTICLE IV
                                  MISCELLANEOUS

        SECTION 4.1. Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable overnight courier service.

                           To the Company:

                           Catalina Lighting, Inc.
                           18191 NW 68th Avenue
                           Miami, Florida 33015
                           Attention:  Eric Bescoby

                           Facsimile:  (305) 558-4777

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           One Oxford Centre, Thirty-Second Floor
                           Pittsburgh, PA   15219
                           Attention:       David A. Gerson, Esq.

                           Facsimile:       (412) 560-3399

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                           To the Purchaser:

                           Sun Catalina Holdings, LLC
                           c/o Sun Capital Partners, Inc.
                           5200 Town Center Circle
                           Suite 470
                           Boca Raton, Florida 33486
                           Attention:   Marc J. Leder and Rodger R. Krouse

                           Facsimile:   (561) 394-0540

                           with a copy to:

                           Sun Capital Partners, Inc.
                           5200 Town Center Circle
                           Suite 470
                           Boca Raton, Florida 33486
                           Attention:   C. Deryl Couch, Esq.

                           Facsimile:   (561) 394-0540

        SECTION 4.2. Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court sitting in the Southern District of New York, and of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

        SECTION 4.3. Entire Agreement. This Agreement and the Registration Rights Agreement, as amended in the manner contemplated by Section 1.2(d) hereof constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

        SECTION 4.4. Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the parties hereto intending to be bound thereby.

        SECTION 4.5. Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will

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not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     SECTION 4.6. Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

     SECTION 4.7. Assignment. This Agreement is not transferable or assignable by the Company or by the Purchaser.

     SECTION 4.8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

     SECTION 4.9. Further Assurances. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement, including, in the case of the Company, such acts, instruments and documents as may be necessary or desirable to convey and transfer to the Purchaser the Shares to be purchased by it hereunder.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                                           CATALINA LIGHTING, INC.,
                                           a Florida corporation


                                           By:   /s/ Lynn Skillen
                                              ----------------------------------
                                           Name:  Lynn Skillen
                                           Title: Chief Financial Officer


                                           SUN CATALINA HOLDINGS, LLC,
                                           a Delaware limited liability company


                                           By:  /s/ Rodger R. Krouse
                                              ----------------------------------
                                           Name:  Rodger R. Krouse
                                           Title: Co-CEO

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                                                                       EXHIBIT A

                      CATALINA LIGHTING, INC. RISK FACTORS

     You should carefully consider the risks and uncertainties described below before deciding to purchase shares of our common stock. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not known to us or that we deem immaterial could also impair our business. If any of the following risks actually occurs, our business, financial condition or operating results could be negatively affected. If this happens, you could lose part or all of your investment.

RISKS RELATED TO OUR BUSINESS AND OUR INDUSTRY

Our business could suffer if we are unable to develop and introduce new products.

     Despite our significant investments in product development, we may not be successful in adding new products to our current product lines or in developing new products. In addition, we seek to expand our product lines in market segments in which we currently do not compete. The marketing efforts and strategies for product extensions and new products may be substantially different from those associated with our historical operations. If we are not successful in adding new products to our current product lines or in developing new products and effective marketing strategies, our operating results could be adversely affected.

In the highly competitive market in which we operate, we may not be able to compete effectively, especially against established competitors with significantly greater financial resources.

     The lighting industry in which we operate is highly competitive. We compete primarily on the basis of product quality, design, customer service, distribution strength, brand awareness and price. Competitors range from large global diversified companies to foreign manufacturers. A number of our competitors are divisions or subsidiaries of larger companies which have substantially greater resources than we have. Competition could prevent the institution of price increases or could require price reductions or increased spending on product development and marketing and sales which could adversely affect our results of operations.

We rely on third-party manufacturers to supply components used in our products.

     A majority of the components utilized in our products are supplied by third-party manufacturers. In the future, our suppliers may not be able to meet our demand for components in a timely and cost-effective manner, and our business, operating results, financial condition or customer relationships could be adversely affected by either an increase in prices for, or an interruption or reduction in supply of, key components.

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Inflation and economic conditions could have an adverse impact on our net sales and income.

     We periodically experience price increases in the costs of raw materials, which could reduce our profitability due to an inability to immediately pass on such price increases to our customers. Significant increases in the price of raw materials could have an adverse impact on our net sales and income from continuing operations.

Given our business's dependence on China, any restrictions placed on trade with China in the future could adversely impact our operations and financial position.

     We obtain a very high percentage of the lighting products we sell from factories located in China. Our ability to import products from China at current tariff levels could be materially and adversely affected if trade relations with China should change. At present, the U.S. government has granted "normal trade relations" (formerly "most favored nation") status to China for trade and tariff purposes. As a result of this status, China receives the same favorable tariff treatment that the United States extends to its other "normal" trading partners. Additionally, China was recently admitted to the World Trade Organization. However, we cannot provide any assurance that China's World Trade Organization membership or normal trade relations status will not change. In addition, unforeseen events and circumstances could result in restrictions being placed on trade with China in the future, which could adversely impact our business and financial position.

Our failure to make or integrate acquisitions effectively could impair our business.

     As part of our business strategy, we intend to pursue strategic acquisitions. We cannot assure you that we will succeed in consummating any such acquisitions. If any such acquisitions are consummated, we cannot assure you that such acquisitions will be successfully integrated or operated profitably. Acquisitions can present significant challenges to management due to the increased time and resources required to properly integrate management, employees, accounting controls, personnel and administrative functions. We cannot assure you that we will not encounter such difficulties or that we will be able to realize the benefits that we hope to achieve from any future acquisitions.

We may not be able to successfully maintain necessary financing arrangements and to comply with the terms of our $75 million credit facility.

     Our satisfaction of the terms of our $75 million credit facility in future quarters depends on business and economic conditions, including demand for our products. Our ability to make scheduled payments of the principal of, to pay interest on, or to refinance, our indebtedness and to make scheduled payments under our other obligations depends on our future performance, which is subject to economic, financial, competitive and other factors beyond our control. Our business may not continue to generate sufficient cash flow from operations in the future to service our debt and make necessary capital expenditures after satisfying liabilities arising in the ordinary course of business. If we are unable to do so, we may be required to refinance all or a

                                      A-2

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portion of our debt, sell assets or obtain additional financing, and we cannot be assured of being able to complete such actions.

Product liability claims related to our products may exceed available insurance coverage, and we may not be able to maintain our current levels of product liability insurance.

     We are engaged in a business which could expose us to possible claims for injury resulting from the failure of our products to function as designed and other product defects. We maintain primary product liability insurance coverage of $1 million per occurrence and $5 million in the aggregate, as well as umbrella insurance policies providing an aggregate of $75 million in excess umbrella insurance coverage. The primary insurance coverage requires us to self-insure for a maximum amount of $10,000 per incident. No assurance can be given that any claims will not exceed available insurance coverage or that we will be able to maintain this same level of insurance.

The world-wide terrorist attacks and the war on terrorism may result in any number of adverse consequences to the economy, our industry in general and our business in particular.

     We are unable to predict, or even speculate as to, the adverse effects that the worldwide terrorist attacks, the U.S.-led war on terrorism and any other related or consequent military, political, social or economic affairs may have on the world economy and our industry. Additionally, with operations and sales both in the United States and abroad (including, to a significant extent, the United Kingdom and China), we are susceptible to the effects faced by both U.S.- and non-U.S.-based businesses.

RISKS RELATED TO OUR COMMON STOCK

Because our common stock is not listed on a national securities exchange, there can be no assurance that an active trading market for the shares of common stock will develop or, if developed, will be sustained.

     On August 9, 1999, the New York Stock Exchange (the "NYSE") notified us that it had changed its rules regarding continued listing for companies which have shares traded on the NYSE. Through March 31, 2001, we did not meet the new rules, which required a total market capitalization of $50 million and the maintenance of minimum total shareholders' equity of $50 million. On April 5, 2001, the NYSE announced that it had determined that our common stock should be removed from the list of companies trading on the NYSE. We decided not to appeal the NYSE's decision. Since May 21, 2001, our common stock has been quoted on the NASD Over-the-Counter Bulletin Board under the symbol "CALI.OB". We have applied for listing on the Nasdaq SmallCap Market, but no assurance can be given that our shares of common stock will be approved for listing or that, if approved, we will meet the requirements for continued listing.

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